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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 2, 2006

                               EMERSON RADIO CORP.
               (Exact Name of Registrant as Specified in Charter)

   Delaware                         0-25226                       22-3285224
   --------                         -------                       ----------
(State Or Other                   (Commission                   (IRS Employer
Jurisdiction Of                   File Number)               Identification No.)
Incorporation)

         9 Entin Road, Parsippany, New Jersey                  07054
         -----------------------------------------------------------
       (Address of Principal Executive Offices)             (Zip Code)

       Registrant's telephone number, including area code: (973) 884-5800

                                 Not Applicable
                                 --------------
            (Former Address, if changed since Last Report) (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
            DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On March 2, 2006, Herbert A. Morey resigned as a director of Emerson Radio Corp. (the "Company") as a result of the circumstances set forth in a letter submitted to the Company. A copy of the letter submitted by Mr. Morey is being filed as Exhibit 17.1 to this Current Report on Form 8-K. A copy of this Current Report on Form 8-K has been submitted to Mr. Morey in accordance with the applicable rules under the Securities Exchange Act of 1934, as amended.

         Mr. Morey served as the Chairman of the Audit Committee and the Nominating Committee of the Board of Directors. Mr. Morey also served as the "audit committee financial expert," as such term is defined by the Securities and Exchange Commission ("SEC").

         On March 7, 2006, the Board of Directors of the Company approved the appointment of W. Michael Driscoll as an independent director of the Company to fill the vacancy resulting from the resignation of Mr. Morey from the Board of Directors. Mr. Driscoll has also been appointed to the Audit Committee of the Company's Board of Directors. Mr. Driscoll has more than 36 years experience as a director and executive officer of various public and private companies. Presently, Mr. Driscoll serves on the Board of Directors of IPC Corporation Ltd., Singapore, and Ithaca Technologies LLC. Mr. Driscoll has also served as the Chairman of the Board of ThinSoft (Holdings) Ltd., Hong Kong and President and Chief Executive Officer of Dazzle Multimedia Corporation, Smith Corona Corporation, Austin Power Systems, and Technology Applications, Ltd., Thailand.

         In addition, on March 7, 2006, the Board of Directors named (i) Eduard Will, a current director of the Company, as the Chairman of the Audit Committee and the Company's "audit committee financial expert," as such term is defined by the SEC and as a member of the Company's Nominating Committee and (ii) Jerome H. Farnum, a current director of the Company, as the Chairman of the Nominating Committee. As a result, the Company's Audit Committee is comprised of Messrs. Will, Driscoll and Farnum and the Nominating Committee is comprised of Messrs. Farnum, Bunger and Will.

         A copy of the press release announcing the resignation of Mr. Morey and the appointment of Mr. Driscoll as a director of the Company is being filed with this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits

         Exhibit 17.1 - Letter of Resignation from Herbert A. Morey, dated
                        March 1, 2006.

         Exhibit 99.1 - Press Release dated March 7, 2006.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         EMERSON RADIO CORP.


                                         By: /s/ Guy A. Paglinco
                                            --------------------------------
                                         Name:  Guy A. Paglinco
                                         Title: Vice President and Chief
                                                Financial Officer

Dated: March 7, 2006